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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): April 7, 1999



                            Manugistics Group, Inc.
              (Exact name of issuer as specified in its charter)


         Delaware                       0-22154                52-1469385
(State or other jurisdiction of       (Commission          (I.R.S. Employer
  incorporation or organization)      File Number)       Identification Number)



                          2115 East Jefferson Street
                           Rockville, Maryland 20852
             (Address of principal executive offices and zip code)



                                (301) 984-5000
             (Registrant's telephone number, including area code)
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Item 5.  Other events.

  On April 7, 1999, Manugistics Group, Inc. (the "Company") issued a press release announcing its financial results for its fourth quarter and fiscal year ended February 29, 1999, which included a charge for its previously announced restructuring. (The Company had reported the restructuring in its Current Report on Form 8-K dated January 19, 1999.)

  The Company also stated that it is currently responding to a comment letter from the SEC relating to the allocation of the purchase price for an acquisition, including the in-process research and development charge, as reported in the Company's Form 10-K for the year ended February 28, 1998. The Company stated that, although it believes that the accounting charges that it took were proper, there can be no assurance that the SEC review will not result in a material change in reported earnings in fiscal 1998 and fiscal 1999.

  A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report:

Exhibit Number  Description
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  99            Press Release dated April 7, 1999.

                                       2
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                                   SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 9th day of April, 1999.


                                MANUGISTICS GROUP, INC.


                                By: /s/ Peter Q. Repetti
                                   ------------------------
                                   Peter Q. Repetti
                                   Senior Vice President and
                                   Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX
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  Exhibit Number  Description
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        99        Press Release dated April 7, 1999.